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                                                                    Exhibit 23.3

               [LETTERHEAD OF OPPENHEIMER WOLFF & DONNELLY LLP]


                           CONSENT OF PATENT COUNSEL

We hereby consent to the reference of our firm under the caption "Experts" regarding patent matters, as set forth in this Amendment No. 9 to Form S-1 Registration Statement of Careside, Inc., and the prospectus which forms a part thereof.

                                            /s/ Oppenheimer Wolff & Donnelly LLP

                                                Oppenheimer Wolff & Donnelly LLP

Los Angeles, California
June 11, 1999